UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
SCHEDULE 14A
(Rule 14a 101)
_________________
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULED 14A INFORMATION
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of the Securities Exchange Act of 1934
(Amendment No. __)

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SenesTech, Inc.
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Your **Vote** Counts!

SENESTECH, INC.

2023 Annual Meeting

Vote by June 25, 2023

11:59 PM ET

SENESTECH, INC.
C/O TRANSFER ONLINE, INC.
512 SE SALMON STREET
PORTLAND, OR 97214

You invested in SENESTECH, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 26, 2023.**

Get informed before you vote

View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 12, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

June 26, 2023

12:00 PM MDT

TBD

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	To elect the nominees listed below as Class I directors, each to serve for a three-year term until 2026; **Nominees:**	
1A	Jake S. Leach	For
2	To provide a non-binding advisory vote on the compensation of our named executive officers for fiscal 2022 ("say-on-pay").	For
3	To approve an amendment to our 2018 Equity Incentive Plan to increase the number of shares available for issuance under the 2018 Plan by 500,000 shares (the "2018 Plan Amendment").	For
4	To ratify the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2023.	For

NOTE: To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

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